SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13
or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2003

First BanCorp.

(Exact name of registrant as specified in this charter)

Puerto Rico	001-14793	66-0561882

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1519 Ponce De León Avenue, San Juan, Puerto Rico	00908-0146

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 729-8200

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

1.1	Form of Underwriting Agreement by and between First BanCorp and UBS Financial Services Incorporated of Puerto Rico (as representative of the Underwriters) relating to First BanCorp’s % Noncumulative Perpetual Monthly Income Preferred Stock, Series E (the “Series E Preferred Stock”)

4.1	Form of Preferred Stock Certificate for the Series E Preferred Stock

4.2	Form of Certificate of Designation for the Series E Preferred Stock

5.1	Opinion Regarding Legality and Consent of Fiddler, Gonzalez & Rodriguez P.S.C. for Series E Preferred Stock

8.1	Opinion Regarding Tax Matters and Consent of Fiddler, Gonzalez & Rodriguez P.S.C. for Series E Preferred Stock

12.1	Statement re: Computation of Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends

23.1	Consent of PriceWaterhouseCoopers LLP

23.2	Consent of Fiddler, Gonzalez & Rodriguez, P.S.C. (included in the opinion of counsel filed as Exhibit 5.1 hereto)

23.3	Consent of Fiddler, Gonzalez & Rodriguez, P.S.C. (included in the opinion of counsel filed as Exhibit 8.1 hereto)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BANCORP.

By:	/s/ Annie Astor-Carbonell

Annie Astor-Carbonell
Senior Executive Vice President
and Chief Financial Officer

Date: September 5, 2003